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                                                                    EXHIBIT 23.7

                        LEE KEELING AND ASSOCIATES, INC.
                              PETROLEUM CONSULTANTS
                                FIRST PLACE TOWER
                         15 EAST 5TH STREET, SUITE 3500
                         TULSA, OKLAHOMA 74103-4350 USA
                                 (918) 587-5521
                            FACSIMILE (918) 587-2881

                                 Exhibit_______

                        CONSENT OF INDEPENDENT PETROLEUM
                                   CONSULTANTS

We consent to the reference to our firm under the caption "Experts" in the Prospectus that is a part of Amendment No. 1 to the Registration Statement on Form S-4 of Middle Bay Oil Company, Inc.

                        LEE KEELING AND ASSOCIATES, INC.

                        By:  /s/ Kenneth Renberg
                           --------------------------------------
                               Kenneth Renberg, Vice President

Tulsa, Oklahoma
October 12, 1998